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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2002

                               Brooke Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)

            Kansas                      0-31789                   48-1009756
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(State or other jurisdiction        (Commission File          (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


          10895 Grandview Drive, Suite 250, Overland Park, Kansas 66210
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (913) 661-0123

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Item 4. Acquisition or Disposition of Assets

     On May 23, 2002, the Company entered into a stock purchase agreement with Colin and Julie Davidson to acquire a one-hundred percent (100%) ownership interest in CJD & Associates, L.L.C. for $2,024,816. The transaction closed on July 1, 2002. The Company utilized its cash reserves to complete the purchase. Colin and Julie Davidson did not have any prior relationship with the Company, or any of its officers, directors or affiliates, and the parties negotiated the terms of the purchase at arms-length. No finder's fees or brokers fees were paid to any person in connection with this transaction.

     CJD & Associates, L.L.C. operates an insurance agency wholesaler under the trade name of Davidson Babcock. As an insurance agency wholesaler, Davidson Babcock typically sells insurance policies through retail agents and not directly to consumers. Davidson Babcock specializes in insurance programs for durable medical equipment dealers and excess surplus lines insurance for hard to place insurance policies. The Company has other subsidiaries, such as Interstate Insurance Group, LTD, that sell insurance programs through retail agents; however, the Company's other subsidiaries have different specialties.

     Pursuant to the terms of the purchase agreement, Colin and Julie Davidson are entitled to additional future contingency payments equal to thirty percent (30%) of the acquired agency's monthly net revenues from September 1, 2003 to September 1, 2007. If CJD & Associates, L.L.C.'s monthly net revenues during the contingency payment period are the same as CJD & Associates, L.L.C.'s average net monthly revenues during 2001, then additional monthly payments of $51,676 will be paid to Colin and Julie Davidson for each of the forty-eight months of the contingency payment period. To help ensure that net revenue calculations are accurate and to preserve the value of Colin and Julie Davidson's security interest in CJD & Associates, L.L.C.'s assets, the Company has agreed to restrict the transfer of services and policies from the acquired agency during the contingency payment period.

     The Company's valuation analysis of CJD & Associates, L.L.C. was based on the Company's experience in the operation of insurance agency wholesalers, the Company's knowledge of comparable sales for this type of agency asset and the value of the acquired company's non-agency assets. The portion of the purchase price allocated to the Davidson Babcock agency was $1,500,000 and the reasonableness of this valuation was analyzed by estimating the durability of Davidson Babcock revenues for the next 13 months and applying a commission revenue multiple consistent with comparable sales.

     Due to the uncertain nature of the insurance agency wholesaler business, Davidson Babcock revenues beyond 13 months were not considered in this valuation analysis. The portion of the purchase price allocated to the value of CJD & Associates, L.L.C.'s assets, other than the Davidson Babcock agency, was $524,816. The reasonableness of this valuation was made by analysis of CJD & Associates, L.L.C.'s balance sheet assets as of the closing date. CJD & Associates, L.L.C.'s total assets are less than twenty percent (20%) of the Company's total assets so total assets of the
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combined entity will not result in a significant increase of the Company's assets. Although the purchase price of CJD & Associates, L.L.C. is less than ten percent (10%) of the Company's total assets, a significant portion of the purchase price will be recorded as an intangible asset and the Company's other assets balance sheet category, which is comprised primarily of intangible assets, will increase by approximately eighty to ninety percent. Although commission revenues beyond 13 months are uncertain, if commission revenues during the 13 months after acquisition meet expectations, then the acquisition could increase Company's profits during this period by twenty to twenty-five percent over pre-acquisition projections.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of the Business Acquired.

          The audited financial statements for CJD & Associates, L.L.C. for the fiscal years ended December 31, 2000 and 2001 are attached hereto as
          Exhibit 99.1.

          The unaudited financial statements for CJD & Associates, L.L.C. for the periods ending June 30, 2001 and 2002 are attached hereto as
          Exhibit 99.2.

     (b)  Pro Forma Financial Information.

          The unaudited pro forma financial statements, which give effect to the acquisition by the Company of CJD & Associates, L.L.C., are attached hereto as Exhibit 99.3.

     (c)  Exhibits.

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------

               2.0       Purchase Agreement, dated May 23, 2002, by and between
                         Colin J. Davidson and Julie A. Davidson and the
                         Company.(1)

              23.0       Consent of Auditors.(2)

              99.1       Audited financial statements of CJD & Associates,
                         L.L.C. for the fiscal years ended December 31, 2000
                         and 2001.(2)

              99.2       Unaudited financial statements for CJD & Associates,
                         L.L.C. for the periods ending June 30, 2001 and 2002.(2)

              99.3 Unaudited pro forma financial statements, which give effect to the acquisition by the Company of CJD &
                         Associates, L.L.C., are attached hereto as
                         Exhibit 99.3.(2)

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1    Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002.

2    Filed herewith.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        BROOKE CORPORATION

Date: October 8, 2002

                                        /s/ Anita F. Larson
                                        -------------------------------------
                                        Anita F. Larson
                                        Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
     2.0       Purchase Agreement, dated May 23, 2002, by and between Colin J.
               Davidson and Julie A. Davidson and the Company.(1)

    23.0       Consent of Auditors.(2)

    99.1 Audited financial statements of CJD & Associates, L.L.C. for the fiscal years ended December 31, 2000 and 2001.(2)

    99.2 Unaudited financial statements for CJD & Associates, L.L.C. for the period ended June 30, 2001 and 2002.(2)

    99.3 Unaudited pro forma financial statements, which give effect to the acquisition by the Company of CJD & Associates, L.L.C.(2)


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1    Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002.

2    Filed herewith.